UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 20, 2022, R. R. Donnelley & Sons Company (the “Company”) issued a press release announcing that it is soliciting waivers and consents (the “Consent Solicitations”) from holders of its 6.500% Notes due 2023 (the “2023 Notes”), 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”), 8.250% Notes due 2027 (the “2027 Notes”), 8.500% Notes due 2029 (the “2029 Notes” and, collectively with the 2023 Notes, the 2024 Notes and the 2027 Notes, the “Unsecured Notes”), 6.625% Debentures due 2029 (the “2029 Debentures”), and 8.820% Debentures due 2031 (the “2031 Debentures” and, together with the 2029 Debentures, the “Debentures”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the 2026 Notes (the “2026 Notes Indenture”), the Unsecured Notes (the “Unsecured Notes Indentures”) and the Debentures (the “Debentures Indentures”), including with respect to:

•

the 2026 Notes Indenture and the Unsecured Notes Indentures to: (i) declare that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the 2026 Notes Indenture and the Unsecured Notes Indentures) under each of the 2026 Notes Indenture and Unsecured Notes Indentures and waive any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amend the defined term “Change of Control” in each of the 2026 Notes Indenture and Unsecured Notes Indentures to include a carve-out for certain “Permitted Holders” and (iii) add to, amend, supplement or change certain other defined terms contained in each of the 2026 Notes Indenture and Unsecured Notes Indentures related to the foregoing;

•

the 2026 Notes Indenture, in addition to the foregoing, to: (i) modify certain restrictive covenants and defined terms, including those related to asset sales, restricted payments, incurrence of indebtedness and liens, and transactions with affiliates, among others, to expressly permit the Merger and the other transactions contemplated by the Merger Agreement (as defined below) (the “Merger Transactions”), (ii) eliminate certain conditions to the consummation of a merger solely with respect to the Merger Transactions, (iii) reduce the period during which an event of default may be declared in certain instances in connection with the Merger Transactions from two years to one year, and (iv) modify the Company’s obligations with respect to conducting quarterly conference calls to discuss results of operations; and

•

the Unsecured Notes Indentures and Debentures Indentures, in each case to amend the reporting covenant to conform with the corresponding covenant in the 2026 Notes Indenture, except such conforming amendments will not include any obligation to conduct quarterly conference calls, collectively the “Proposed Amendments.”

As of January 18, 2022, Chatham Asset Management, LLC and certain of its affiliated funds (“Chatham”) collectively own over 50% of the Company’s outstanding 2026 Notes, 2027 Notes and 2029 Notes. Chatham intends to consent to the Proposed Amendments.

The Consent Solicitations are being made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the Consent Solicitations and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on January 20, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the

Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company filed a preliminary Proxy Statement with the SEC on December 30, 2021, and intends to file the definitive Proxy Statement and certain other documents regarding the Merger with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the identity of the participants and their direct and indirect interests in the Merger, by security holdings or otherwise, is set forth in the preliminary Proxy Statement filed with the SEC on December 30, 2021 and may be included in other materials to be filed by the Company with the SEC in connection with the Merger. You may obtain free copies of the Proxy Statement and any such other materials through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: January 20, 2022